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                                                                  EXHIBIT 10.1.1

                                   SCHEDULE 1

                            List of Other Agreements

1. Non-Branded Inventory Sales Agreement.

2. Equipment Lease Agreement for Seller's equipment located at the Plant.

3. Co-Pack Agreement for Buyer to co-pack Seller's branded products.

4. License Agreement for Buyer to license the use of permits, licenses, recipes and other intangible assets of Seller that are in use at the Plant.

5. Lease Override Agreement for additional payments to be made by Buyer to Seller.

6. EBITDA Overview Committee Agreement.

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                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                  LOAN POLICY

                                   SCHEDULE A

dm-CM1284-03/26/98 08:08:22

ORDER NO. KC10243B98

AMOUNT OF INSURANCE  $4,000,000.00                         POLICY NO. CW2107933

DATE OF POLICY: February 24, 1998 at 7:29 A.M.

1.  NAME OF INSURED:

    Wells Fargo Bank, National Association

2. THE ESTATE OF INTEREST IN THE LAND WHICH IS ENCUMBERED BY THE INSURED MORTGAGE IS:

    FEE SIMPLE

3.  TITLE TO THE ESTATE OR INTEREST IN THE LAND IS VESTED IN:

    Stokes Canning Company, a Colorado corporation

4.  THE INSURED MORTGAGE AND ASSIGNMENTS THEREOF, IF ANY, ARE DESCRIBED AS
    FOLLOWS:

    Deed of Trust from Stokes Canning Company, a Colorado corporation, to the Public Trustee of Adams County, for the benefit of Wells Fargo Bank, National Association, securing an original principal indebtedness of $4,000,000.00, and any other amounts and/or obligations dated February 5, 1998, recorded February 23, 1998 in Book 5241 at Page 616.

5.  THE LAND REFERRED TO IN THIS POLICY IS DESCRIBED AS FOLLOWS:

    Parcel A:

    Block 1, Wilhelm Subdivision,
    County of Adams, State of Colorado.

    Parcel B:

    A parcel of ground in the SW 1/4 of the SE 1/4 of Section 11, Township 3 South, Range 68 West of the 6th P.M., more particularly described as follows:

    Commencing at the Southeast corner of the SW 1/4 of the SE 1/4 of Section 11, Township 3 South, Range 68 West; thence North along the East line of the SW 1/4 of the SE 1/4 a distance of 660 feet to the true point of beginning; thence North along the East line of the SW 1/4 of the SE 1/4 a distance of
    656.65 feet, more or less, to a point on the South right of way line of 58th Avenue; thence West along the South right of way line of 58th Avenue, 40 feet to a point; thence South and parallel to the East line of the SW 1/4 of the SE 1/4 a distance of approximately 643 feet to the North line of the Wilhelm

-Continued-


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                    SCHEDULE A - LEGAL DESCRIPTION CONTINUED

ORDER NO. KC10243B98                                       POLICY NO. CW2107933

Subdivision, according to the recorded plat thereof; thence East along the North line of said Wilhelm Subdivision, a distance of 40 feet to the true point of beginning, County Adams,
State of Colorado.

Parcel C:

A parcel of ground in the SW 1/4 of the SW 1/4 Section 11, Township 3 South, Range 68 West of the 6th P.M., more particularly described as follows:

Beginning at a point on the South boundary line of the SW 1/4 of the SE 1/4 of
Section 11, 158.4 feet West of the Southeast corner of said SW 1/4 of the SE 1/4, said point being 1162.7 feet East of the Southwest corner of said SW 1/4 of the SE 1/4; thence Northerly and parallel to the West boundary line of said SW 1/4 of the SE 1/4 a distance of 60 feet to the True Point of Beginning; thence Northerly and parallel to the West boundary line of said SW 1/4 of the SE 1/4 a distance of 600 feet to a point; thence Westerly and parallel to the South boundary line of said SW 1/4 of the SE 1/4, a distance of 232.7 feet to a point; thence Southerly and parallel with the West boundary line of said SW 1/4 of the SE 1/4 a distance of 600 feet to a point 60 feet North of the South boundary line of said SW 1/4 of the SE 1/4; thence Easterly and parallel with and 60 feet North of the 232.7 feet, more or less, to the true point of beginning, County of Adams,
State of Colorado.

Parcel D:

A parcel of land located in the Southwest quarter of the Southeast quarter of
Section 11, Township 3 South, Range 68 West of the Sixth Principal Meridian, County of Adams, State of Colorado, more particularly described as follows:

Commencing at a point 451.1 feet West and 60 feet North of the Southeast corner of said Southwest quarter of the Southeast quarter, then continuing Northerly a length parallel with and 870 feet East of the West line of said Southwest quarter of the Southeast quarter a distance of 600.70 feet to a point on the North line of said Southeast quarter of the Southwest quarter of the Southeast quarter, thence Easterly 60 feet, thence Southerly 600.61 feet, thence Westerly 60 feet more or less to the point of Beginning.
County of Adams,
State of Colorado.